Exhibit 99.1


             Statement Under Oath of Principal Executive Officer and
          Principal Financial Officer Regarding Facts and Circumstances
                        Relating to Exchange Act Filings

         I, Landon H. Rowland, state and attest that:

         1. To the best of my knowledge, based upon a review of the covered reports of Stilwell Financial Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with the Company's Audit Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the year ended December 31, 2001 on file with the Securities and Exchange Commission (Commission file no. 001-15253);

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Stilwell Financial Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


         /s/ Landon H. Rowland                       Subscribed and sworn to
------------------------------------------           before me this 12th day of
         Landon H. Rowland                           August, 2002.

         12 August 2002
------------------------------------------
                   Date                              /s/ Michele A. Haupt
                                                     ---------------------------
                                                             Notary Public

                                                     My Commission Expires:
                                                     September 12, 2002


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             Statement Under Oath of Principal Executive Officer and
          Principal Financial Officer Regarding Facts and Circumstances
                        Relating to Exchange Act Filings

         I, Daniel P. Connealy, state and attest that:

         1. To the best of my knowledge, based upon a review of the covered reports of Stilwell Financial Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with the Company's Audit Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the year ended December 31, 2001 on file with the Securities and Exchange Commission (Commission file no. 001-15253);

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Stilwell Financial Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


         /s/ Daniel P. Connealy                Subscribed and sworn to
-----------------------------------------      before me this 12th day of
         Daniel P. Connealy                    August, 2002.

         8/12/2002
-----------------------------------------
         Date                                  /s/ Michele A. Haupt
                                               ---------------------------------
                                                     Notary Public

                                               My Commission Expires:
                                               September 12, 2002




                                       5
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